Exhibit 99.1

                    LTC Announces Operating Results for the
       Three and Nine Months Ended September 30, 2004 and Declares Fourth
                   Quarter Cash Dividend on Its Common Stock

    MALIBU, Calif.--(BUSINESS WIRE)--Oct. 18, 2004--LTC Properties, Inc. (NYSE:LTC) released results of operations for the three and nine months ended September 30, 2004 and announced that net income available to common stockholders for the third quarter was $4.9 million or $0.24 per diluted share. Included in these results was a loss on sale of assets of $0.1 million. For the same period in 2003, net income available to common stockholders was $2.1 million or $0.12 per diluted share which included a loss on sale of assets of $0.3 million. Revenues for the three months ended September 30, 2004, were $17.1 million versus $15.9 million for the same period last year.
    For the nine months ended September 30, 2004, net income available to common stockholders was $10.3 million or $0.53 per diluted share. Included in these results was a gain on sale of assets of $0.6 million and a $4.0 million charge taken in the first quarter of 2004 for the final redemption of LTC's Series A and Series B preferred stock. For the same period in 2003, net income available to common stockholders was $4.9 million or $0.27 per diluted share which included an impairment charge of $1.3 million and a $0.3 million gain on sale of assets. Revenues for the nine months ended September 30, 2004 were $50.6 million versus $47.4 million for the same period last year.
    LTC also announced that it has declared a dividend for the fourth quarter of fiscal 2004 of $0.30 per common share payable on December 31, 2004 to stockholders of record on December 17, 2004.
    The Company has scheduled a conference call for October 19, 2004 at 9:00 a.m. Pacific time in order to comment on the Company's performance and operating results for the quarter ended September 30, 2004. The conference call is accessible by dialing 800-291-9234 passcode 41359642. The international number is 617-614-3923. The earnings release and any additional financial information that may be discussed on the conference call will also be available on our website. An audio replay of the conference call will be available from 2:00 p.m. Pacific time on October 19, 2004 through October 26, 2004. Callers can access the replay by dialing 888-286-8010 or 617-801-6888 and entering conference ID number 43202917. Webcast replays will also be available on our website until November 3, 2004.
    At September 30, 2004, LTC had investments in 88 skilled nursing facilities, 96 assisted living residences and two schools in 31 states. The Company is a self-administered real estate investment trust that primarily invests in long-term care and other health care related facilities through mortgage loans, facility lease transactions and other investments. For more information on LTC Properties, Inc., visit the Company's website at www.ltcproperties.com.

    This press release includes statements that are not purely historical and are "forward looking statements" within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the Company's expectations, beliefs, intentions or strategies regarding the future. All statements other than historical facts contained in this press release are forward looking statements. These forward looking statements involve a number of risks and uncertainties. All forward looking statements included in this press release are based on information available to the Company on the date hereof, and the Company assumes no obligation to update such forward looking statements. Although the Company's management believes that the assumptions and expectations reflected in such forward looking statements are reasonable, no assurance can be given that such expectations will prove to have been correct. The actual results achieved by the Company may differ materially from any forward looking statements due to the risks and uncertainties of such statements.



                         LTC PROPERTIES, INC.
                   CONSOLIDATED STATEMENTS OF INCOME
           (Amounts in thousands, except per share amounts)
                              (Unaudited)

                                      Three Months      Nine Months
                                         Ended             Ended
                                      September 30,     September 30,
                                    ---------------- -----------------
                                      2004    2003     2004     2003
                                    -------- ------- -------- --------
Revenues:
  Rental income                     $11,672  $9,943  $34,767  $29,648
  Interest income from mortgage
   loans and notes receivable         2,135   2,549    6,607    7,545
  Interest income from REMIC
   Certificates                       1,795   2,470    6,233    7,807
  Interest and other income           1,541     928    2,984    2,441
                                    -------- ------- -------- --------
          Total revenues             17,143  15,890   50,591   47,441
                                    -------- ------- -------- --------
Expenses:
  Interest expense                    2,845   4,662    9,515   14,623
  Depreciation and amortization       3,243   3,042    9,588    9,165
  Impairment charge                      --      --       --    1,260
  Legal expenses                         25     238      134    1,007
  Operating and other expenses        1,453   1,397    4,186    4,408
                                    -------- ------- -------- --------
          Total expenses              7,566   9,339   23,423   30,463
                                    -------- ------- -------- --------
Income before minority interest       9,577   6,551   27,168   16,978
Minority interest                      (253)   (321)    (795)    (968)
                                    -------- ------- -------- --------
Income from continuing operations     9,324   6,230   26,373   16,010
Discontinued operations:
  Income (loss) from discontinued
   operations                            74     166      231      (29)
  (Loss) gain on sale of assets, net   (110)   (343)     608      336
                                    -------- ------- -------- --------
Net (loss) income from discontinued
 operations                             (36)   (177)     839      307
                                    -------- ------- -------- --------
Net income                            9,288   6,053   27,212   16,317
Preferred stock redemption charge        --      --   (4,029)      --
Preferred stock dividends            (4,393) (3,924) (12,920) (11,441)
                                    -------- ------- -------- --------
Net income available to common
 stockholders                        $4,895  $2,129  $10,263   $4,876
                                    ======== ======= ======== ========

Net Income per Common Share from
 Continuing Operations net of
 Preferred Stock Dividends:
  Basic                               $0.25   $0.13    $0.50    $0.25
                                    ======== ======= ======== ========
  Diluted                             $0.24   $0.13    $0.49    $0.25
                                    ======== ======= ======== ========
Net (Loss) Income per Common Share
 from Discontinued Operations:
  Basic                                 $--  ($0.01)   $0.04    $0.02
                                    ======== ======= ======== ========
  Diluted                               $--  ($0.01)   $0.04    $0.02
                                    ======== ======= ======== ========
Net Income per Common Share
 Available to Common Stockholders:
  Basic                               $0.25   $0.12    $0.54    $0.27
                                    ======== ======= ======== ========
  Diluted                             $0.24   $0.12    $0.53    $0.27
                                    ======== ======= ======== ========

Basic weighted average shares
 outstanding                         19,960  17,803   19,041   17,847
                                    ======== ======= ======== ========

NOTE: Quarterly and year-to-date computations of per share amounts are made independently. Therefore, the sum of per share amounts for the quarters may not agree with the per share amounts for the year. Computations of per share amounts from continuing operations, discontinued operations and net income are made independently. Therefore, the sum of per share amounts from continuing operations and discontinued operations may not agree with the per share amounts from net income available to common stockholders.


    Reconciliation of Funds from Operations ("FFO")

    FFO is a supplemental measure of a REIT's financial performance that is not defined by accounting principles generally accepted in the United States. We define FFO as net income available to common stockholders adjusted to exclude the gains or losses on the sale of assets and adjusted to add back impairment charges, real estate depreciation and other non-cash charges. Other REITs may not use this definition of FFO and therefore, caution should be exercised when comparing our company's FFO to that of other REITs. FFO is used in the REIT industry as a supplemental measure of financial performance, but is not a substitute for net income per share available to common stockholders determined in accordance with accounting principles generally accepted in the United States.
    The following table reconciles net income available to common stockholders to funds from operations available to common stockholders (unaudited, in thousands, except per share amounts):


                                      Three Months      Nine Months
                                         Ended             Ended
                                      September 30,    September 30,
                                     --------------- -----------------
                                      2004    2003     2004     2003
                                     ------- ------- -------- --------

Net income available to common
 stockholders                        $4,895  $2,129  $10,263   $4,876
Add: Real estate depreciation         3,270   3,206    9,699    9,713
Add: Impairment charge                   --      --       --    1,260
Less (gain)/add loss on sale of
 assets, net                            110     343     (608)    (336)
                                     ------- ------- -------- --------
FFO available to common stockholders $8,275  $5,678  $19,354  $15,513
                                     ======= ======= ======== ========
Add: Preferred stock redemption
 charge                                  --      --    4,029       --
                                     ------- ------- -------- --------
FFO excluding preferred stock
 redemption charge                   $8,275  $5,678  $23,383  $15,513
                                     ======= ======= ======== ========
Basic FFO available to common
 stockholders per share               $0.42   $0.32    $1.02    $0.87
                                     ======= ======= ======== ========
Diluted FFO available to common
 stockholders per share               $0.39   $0.32    $0.97    $0.86
                                     ======= ======= ======== ========
Basic FFO excluding preferred stock
 redemption charge per share          $0.42   $0.32    $1.23    $0.87
                                     ======= ======= ======== ========
Diluted FFO excluding preferred stock
 redemption charge per share          $0.39   $0.32    $1.15    $0.86
                                     ======= ======= ======== ========


    In October 2003, NAREIT informed its member companies that the Securities and Exchange Commission (SEC) has taken the position that asset impairment charges should not be excluded in calculating FFO. The SEC's interpretation is that recurring impairments on real property are not an appropriate adjustment. If the Company adopted the SEC's interpretation of FFO and did not adjust for the asset impairment charges, the Company's basic FFO, diluted FFO and FFO per diluted share for historical periods would be different than the amounts reported in this release and in previous disclosures. According to NAREIT, there is inconsistency among NAREIT member companies as to the adoption of the SEC's interpretation of FFO. Therefore, a comparison of the Company's FFO results to another company's FFO results may not be meaningful.
    The following table presents the Company's FFO results reflecting the impact of asset impairment charges as interpreted by the SEC (unaudited, in thousands, except per share amounts):



                                      Three Months      Nine Months
                                          Ended            Ended
                                      September 30,    September 30,
                                     --------------- -----------------
                                      2004    2003     2004     2003
                                     ------- ------- -------- --------

FFO available to common stockholders $8,275  $5,678  $19,354  $15,513
Less: Impairment charges                 --      --       --   (1,260)
                                     ------- ------- -------- --------
FFO available to common stockholders
 including impairment charges        $8,275  $5,678  $19,354  $14,253
                                     ======= ======= ======== ========

Basic FFO available to common
 stockholders including impairment
 charges per share                    $0.42   $0.32    $1.02    $0.80
                                     ------- ------- -------- --------
Diluted FFO available to common
 stockholders including impairment
 charges per share                    $0.39   $0.32    $0.97    $0.79
                                     ======= ======= ======== ========


                         LTC PROPERTIES, INC.
                      CONSOLIDATED BALANCE SHEETS
           (Amounts in thousands, except per share amounts)

                                           September 30,  December 31,
                                               2004           2003
                                           -------------  ------------
ASSETS                                      (unaudited)
Real Estate Investments:
  Buildings and improvements, net of
   accumulated depreciation and
   amortization: 2004 - $80,226;
   2003 - $70,895                             $357,843     $352,461
  Land                                          26,156       24,824
  Properties held for sale, net of
   accumulated depreciation and
   amortization:  2004 - $0;
   2003 - $2,481                                    --        5,340
  Mortgage loans receivable, net of
   allowance for doubtful accounts:
   2004 and 2003 - $1,280                       76,754       71,465
  REMIC Certificates                            43,879       61,662
                                             -----------    ---------
     Real estate investments, net              504,632      515,752
Other Assets:
  Cash and cash equivalents                     44,897       17,919
  Debt issue costs, net                          1,276        1,496
  Interest receivable                            3,030        3,809
  Prepaid expenses and other assets              4,844        4,495
  Notes receivable                              15,914       19,172
  Marketable debt securities                        --       12,281
                                            -----------    ---------
     Total Assets                             $574,593     $574,924
                                            ===========    =========

LIABILITIES AND STOCKHOLDERS' EQUITY
Bank borrowings                                    $--          $--
Mortgage loans payable                          87,947      123,314
Bonds payable and capital lease obligations     14,064       12,191
Senior mortgage participation payable           17,618       18,250
Accrued interest                                   728          943
Accrued expenses and other liabilities           3,405        2,478
Accrued expenses and other liabilities
 related to properties held for sale                --        2,540
Liability for Series A 9.5% Preferred Stock
 redemption - 1,226 shares                          --       30,642
Distributions payable                            3,312        2,383
                                            -----------    ---------
     Total Liabilities                         127,074      192,741

Minority interest                               10,293       13,401
Stockholders' equity:
Preferred stock $0.01 par value: 15,000
 shares authorized; shares issued and
 outstanding: 2004 - 9,674;
 2003 - 8,026                                  230,358      189,163
Common stock: $0.01 par value; 45,000 shares
 authorized; shares issued and
 outstanding: 2004 - 20,428;
 2003 - 17,807                                     204          178
Capital in excess of par value                 281,082      250,055
Cumulative net income                          302,160      274,948
Other                                            1,324         (638)
Cumulative distributions                      (377,902)    (344,924)
                                            -----------    ---------
     Total Stockholders' Equity                437,226      368,782
                                            -----------    ---------
     Total Liabilities and Stockholders'
      Equity                                  $574,593     $574,924
                                            ===========    =========


    CONTACT: LTC Properties, Inc.
             Andre C. Dimitriadis, Chairman & CEO
             Wendy L. Simpson, Vice Chairman & CFO
             805-981-8655